Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets(1)

	June 30,	December 31,
	2012	2011
	(Dollars in thousands)
Non-accrual loans	$44,314	$59,309
Loans 90 days or more past due and still accruing interest	739	574
Total non-performing loans	45,053	59,883
Other real estate and repossessed assets	29,504	34,042
Total non-performing assets	$74,557	$93,925
As a percent of Portfolio Loans
Non-performing loans	3.09%	3.80%
Allowance for loan losses	3.52	3.73
Non-performing assets to total assets	3.10	4.07
Allowance for loan losses as a percent of non-performing loans	113.97	98.33

(1)	Excludes loans classified as “troubled debt restructured” that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings (“TDR”)

	June 30, 2012
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$44,573	$87,294		$131,867
Non-performing TDR’s (1)	11,298	11,538	(2)	22,836
Total	$55,871	$98,832		$154,703

	December 31, 2011
	Commercial	Retail		Total
	(In thousands)
Performing TDR’s	$29,799	$86,770		$116,569
Non-performing TDR’s (1)	14,567	14,081	(2)	28,648
Total	$44,366	$100,851		$145,217

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses	Six months ended
	June 30,
	2012		2011
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$58,884	$1,286	$67,915	$1,322
Additions (deduction)
Provision for loan losses	6,187	-	14,858	-
Recoveries credited to allowance	3,231	-	2,182	-
Loans charged against the allowance	(16,175)	-	(24,436)	-
Reclassification to loans held for sale	(781)	-	-	-
Additions (deductions) included in non-interest expense	-	(59)	-	184
Balance at end of period	$51,346	$1,227	$60,519	$1,506

Net loans charged against the allowance to average Portfolio Loans (annualized)	1.69%		2.58%

Alternative Sources of Funds

	June 30,			December 31,
		2012			2011
		Average			Average
	Amount	Maturity	Rate	Amount	Maturity	Rate
	(Dollars in thousands)
Brokered CDs(1)	$48,860	0.8 years	1.21%	$42,279	1.0 years	1.59%
Fixed-rate FHLB advances	17,917	5.1 years	6.38	30,384	3.3 years	3.99
Variable-rate FHLB advances(1)	-			3,000	2.3 years	0.51
Total	$66,777	2.0 years	2.60%	$75,663	2.0 years	2.51%

(1)	Certain of these items have had their average maturity and rate altered through the use of derivative instruments, such as pay-fixed interest-rate swaps.

Capitalization

	June 30,	December 31,
	2012	2010
	(In thousands)
Subordinated debentures	$50,175	$50,175
Amount not qualifying as regulatory capital	(1,507)	(1,507)
Amount qualifying as regulatory capital	48,668	48,668
Shareholders’ equity
Preferred stock	82,004	79,857
Common stock	249,751	248,950
Accumulated deficit	(208,569)	(214,259)
Accumulated other comprehensive loss	(10,014)	(11,921)
Total shareholders’ equity	113,172	102,627
Total capitalization	$161,840	$151,295

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2012	2011
	(In thousands)
Service charges on deposit accounts	$4,552	$4,201	$4,784	$8,753	$9,066
Interchange income	2,407	2,322	2,308	4,729	4,476
Net gains (losses) on assets
Mortgage loans	3,579	3,860	1,793	7,439	3,728
Securities	169	684	115	853	328
Other than temporary impairment loss on securities
Total impairment loss	(85)	(177)	327	(262)	(142)
Loss recognized in other comprehensive income	-	-	(327)	-	-
Net impairment loss recognized in earnings	(85)	(177)	-	(262)	(142)
Mortgage loan servicing	(1,088)	736	(126)	(352)	770
Investment and insurance commissions	648	447	524	1,095	1,079
Bank owned life insurance	399	424	464	823	889
Title insurance fees	489	508	318	997	791
(Increase) decrease in fair value of U.S.
Treasury warrant	(25)	(154)	642	(179)	996
Other	1,997	1,733	1,634	3,730	3,186
Total non-interest income	$13,042	$14,584	$12,456	$27,626	$25,167

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
	(In thousands)
Balance at beginning of period	$11,795	$15,531	$11,229	$14,661
Originated servicing rights capitalized	1,028	431	1,952	1,495
Amortization	(1,237)	(574)	(2,299)	(1,323)
Change in valuation allowance	(935)	(647)	(231)	(92)
Balance at end of period	$10,651	$14,741	$10,651	$14,741

Valuation allowance at end of period	$6,775	$3,302	$6,775	$3,302

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2012	2011
	(Dollars in thousands)
Mortgage loans originated	$136,835	$112,798	$74,612	$249,633	$170,185
Mortgage loans sold	127,013	112,141	63,369	239,154	184,857
Mortgage loans sold with servicing rights released	22,555	15,340	18,428	37,895	35,000
Net gains on the sale of mortgage loans	3,579	3,860	1,793	7,439	3,728
Net gains as a percent of mortgage loans sold (“Loan Sales Margin”)	2.82%	3.44%	2.83%	3.11%	2.02%
Fair value adjustments included in the Loan Sales Margin	0.19	0.92	0.63	0.53	(0.26)

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2012	2011
	(In thousands)
Compensation	$9,551	$9,945	$10,020	$19,496	$19,832
Performance-based compensation	1,735	85	334	1,820	491
Payroll taxes and employee benefits	2,220	2,452	2,675	4,672	5,055
Compensation and employee benefits	13,506	12,482	13,029	25,988	25,378
Loan and collection	2,407	2,890	3,580	5,297	7,447
Occupancy, net	2,490	2,716	2,663	5,206	5,764
Data processing	2,450	2,339	2,415	4,789	4,725
Furniture, fixtures and equipment	1,307	1,294	1,502	2,601	2,920
Legal and professional fees	1,268	897	801	2,165	1,579
Communications	826	875	889	1,701	1,837
FDIC deposit insurance	816	857	652	1,673	1,887
Net losses on other real estate and repossessed assets	633	987	777	1,620	2,183
Credit card and bank service fees	624	651	1,013	1,275	2,060
Advertising	639	556	670	1,195	1,224
Vehicle service contract counterparty contingencies	326	471	1,311	797	3,657
Supplies	340	394	392	734	794
Provision for loss reimbursement on sold loans	126	432	363	558	769
Amortization of intangible assets	272	272	343	544	686
Costs (recoveries) related to unfunded lending commitments	(12)	(47)	89	(59)	184
Other	1,465	(17)	1,416	1,448	2,679
Total non-interest expense	$29,483	$28,049	$31,905	$57,532	$65,773

Average Balances and Rates

	Three Months Ended
	June 30,
	2012			2011
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,556,478	$23,623	6.09%	$1,718,171	$28,017	6.54%
Tax-exempt loans (2)	7,085	73	4.14	8,080	85	4.22
Taxable securities	261,554	933	1.43	61,407	344	2.25
Tax-exempt securities (2)	26,431	244	3.71	30,064	298	3.98
Cash – interest bearing	306,329	196	0.26	306,864	194	0.25
Other investments	20,564	186	3.64	22,852	189	3.32
Interest Earning Assets	2,178,441	25,255	4.65	2,147,438	29,127	5.43
Cash and due from banks	51,470			50,250
Other assets, net	163,096			189,472
Total Assets	$2,393,007			$2,387,160

Liabilities
Savings and interest-bearing checking	$1,080,130	486	0.18	$1,013,095	608	0.24
Time deposits	571,088	1,819	1.28	680,267	3,903	2.30
Other borrowings	69,826	1,120	6.45	94,609	1,232	5.22
Interest Bearing Liabilities	1,721,044	3,425	0.80	1,787,971	5,743	1.29
Non-interest bearing deposits	523,647			443,163
Other liabilities	39,630			44,674
Shareholders’ equity	108,686			111,352
Total liabilities and shareholders’ equity	$2,393,007			$2,387,160

Net Interest Income		$21,830			$23,384

Net Interest Income as a Percent of Average Interest Earning Assets			4.02%			4.36%

(1)	All domestic, except for $0.01 million for the three months ended June 30, 2011, of average payment plan receivables included in taxable loans for customers domiciled in Canada.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Average Balances and Rates

	Six Months Ended
	June 30,
	2012			2011
	Average			Average
	Balance	Interest	Rate(3)	Balance	Interest	Rate(3)
Assets (1)	(Dollars in thousands)
Taxable loans	$1,569,460	$47,893	6.13%	$1,757,979	$57,414	6.57%
Tax-exempt loans (2)	7,162	149	4.18	8,235	172	4.21
Taxable securities	223,176	1,591	1.43	51,568	811	3.17
Tax-exempt securities (2)	26,788	540	4.05	30,508	630	4.16
Cash – interest bearing	312,452	395	0.25	338,154	426	0.25
Other investments	20,696	383	3.72	23,239	392	3.40
Interest Earning Assets	2,159,734	50,951	4.73	2,209,683	59,845	5.45
Cash and due from banks	53,776			50,568
Other assets, net	163,608			190,672
Total Assets	$2,377,118			$2,450,923

Liabilities
Savings and interest-bearing checking	$1,067,013	958	0.18	$1,003,864	1,197	0.24
Time deposits	574,028	3,771	1.32	742,609	8,259	2.24
Other borrowings	76,605	2,292	6.02	99,730	2,555	5.17
Interest Bearing Liabilities	1,717,646	7,021	0.82	1,846,203	12,011	1.31
Non-interest bearing deposits	513,833			446,056
Other liabilities	39,442			44,515
Shareholders’ equity	106,197			114,149
Total liabilities and shareholders’ equity	$2,377,118			$2,450,923

Net Interest Income		$43,930			$47,834

Net Interest Income as a Percent of Average Interest Earning Assets			4.08%			4.35%

(1)	All domestic, except for $0.02 million for the three months ended June 30, 2011, of average payment plan receivables included in taxable loans for customers domiciled in Canada.
(2)	Interest on tax-exempt loans and securities is not presented on a fully tax equivalent basis due to the current net operating loss carryforward position and the deferred tax asset valuation allowance.
(3)	Annualized.

Commercial Loan Portfolio Analysis as of June 30, 2012

		Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$15,247	$1,261	$3,826	$5,087	33.4%
Land Development	16,724	9,211	936	10,147	60.7
Construction	14,896	561	166	727	4.9
Income Producing	224,824	36,840	8,557	45,397	20.2
Owner Occupied	235,578	30,625	8,097	38,722	16.4
Total Commercial Real Estate Loans (1)	$507,269	$78,498	21,582	$100,080	19.7

Other Commercial Loans(1)	$137,098	$16,323	1,170	$17,493	12.8
Total non-performing commercial loans			$22,752

(1)
The total of these two categories is different than the June 30, 2012, Consolidated Statement of Financial Condition due primarily to loans in process.  Includes loans held for sale relating to branch sale.